                                                                  Exhibit 10.24

30 Rockefeller Plaza       A Division of
New York, NY  10112        National Broadcasting
212 664-4444               Company, Inc.

NBC TV NETWORK

April 16, 2001

Media General Communications, Inc.
333 East Grace Street
Richmond, VA  23219

                      Re: NBC Affiliation of KALB (Alexandria, LA), WCBD
                          -----------------------------------------------
                          (Charleston, SC), WSLS (Roanoke, VA), WSAV
                          -----------------------------------------------
                          (Savannah, GA), and WFLA (Tampa, FL)

Ladies and Gentlemen:

         This letter sets forth the agreement (the "Letter Agreement") between
                                                    ----------------
the NBC Television Network ("NBC") and Media General Communications, Inc.
                             ---
("Group") with respect to the affiliation with NBC of NBC Affiliation of KALB
  -----
(Alexandria, LA), WCBD (Charleston, SC), WSLS (Roanoke, VA), WSAV (Savannah,
GA), and WFLA (Tampa, FL) (collectively, the "Stations")
                                              --------

         1.  Affiliation of the Stations. The Stations shall be affiliated with
             ---------------------------
NBC on the terms and subject to the conditions set forth in Exhibit A, which is incorporated herein by reference. The parties intend to negotiate one or more long-form agreement(s) containing such terms and conditions (the "Definitive
                                                                  ----------
Documentation") not later than July 1, 2001; to the extent that the parties
-------------
fail to execute the Definitive Documentation, this Letter Agreement shall govern.

         2.  Binding Agreement.  This Letter Agreement shall be binding upon NBC
             -----------------
and Group and each of their respective subsidiaries and affiliates upon execution hereof by each of NBC and Group.

         3.  Termination. In the event that this Letter Agreement has not been
             -----------
executed and returned to NBC by Group by 5:00 P.M. New York City time on May 15, 2001 the offer set forth in this Letter Agreement shall automatically terminate at such time as each of the Stations' current affiliation agreements with NBC (including without limitation all amendments and supplements thereto) shall terminate.

         4.  Miscellaneous. This Letter Agreement and the exhibits and
             -------------
schedules hereto constitute the entire agreement and understanding of the parties relating to the affiliation of the Stations with NBC and supersede all prior and contemporaneous agreements, negotiations, and understandings between the parties, both oral and written, relating to the affiliation of the Stations with NBC, other than with respect to the Inventory Management Plan and the NBC Promotion Swap Program, and the most recent amendments to Stations' prior affiliation agreements with respect to network non-duplication protection under Federal Communications Commission Rules Section 76.92, which shall continue in accordance with their terms. No waiver or modification of any provision of this Letter Agreement shall be effective unless in writing and signed by both parties. The terms of this Letter Agreement shall apply to the parties hereto and any of their successors or assigns;
provided, however, that this Letter Agreement may not be transferred
--------  -------
or assigned by Group without the prior written consent of NBC. This Letter Agreement may be executed in counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         5.  Governing Law and Jurisdiction. This Letter Agreement shall be
             ------------------------------
governed by and construed under the laws of the State of New York applicable to contracts fully performed in New York, without regard to New York conflicts law. The parties hereto irrevocably consent to and submit to the exclusive jurisdiction of the federal and state courts located in the County of New York. The parties hereto irrevocably waive any and all rights to trial by jury in any proceeding arising out of or relating to this Agreement.

         If you are in agreement with the above terms and conditions, please indicate your acceptance by signing in the space provided below, and return one original to us. In accordance with Paragraph 3 above, this Letter Agreement shall be null and void if not signed and returned to us by 5:00 P.M. New York City time on May 15, 2001.

                               Very truly yours,

                               NBC TELEVISION NETWORK

                               By:   /s/ John Damiano
                                     -------------------------------------
                                     John Damiano
                                     Executive Vice President
                                     Affiliate Relations

ACCEPTED AND AGREED:

MEDIA GENERAL COMMUNICATIONS, INC.

By:    /s/ James A. Zimmerman
       -----------------------------------------------
       Name:      James A. Zimmerman
       Title:     President
                  Media General Broadcast Division

                       NBC AFFILIATION AGREEMENT TERMS
                       -------------------------------
                      MEDIA GENERAL COMMUNICATIONS, INC.
                      ----------------------------------
            KALB (ALEXANDRIA, LA), WCBD (CHARLESTON, SC), WSLS (ROANOKE, VA),
            -----------------------------------------------------------------
                  WSAV (SAVANNAH, GA), AND WFLA (TAMPA, FL)
                  ----------------------------------------

Term:                            10 years; 1/1/2002 - 12/31/2011
-----

Programmed Time Periods:         Consistent with current practices,
------------------------         subject to changes from time to time at NBC's
                                 discretion

Program Clearance:               Full, in pattern clearance of all
------------------               Network programming
                                 Full clearance of special programming,
                                 including sports Subject only to preemptions strictly in accordance with FCC rules and regulations and Baskets set forth below
                                 Stations to reimburse NBC for lost network ad revenue (as reasonably determined by NBC in accordance with each Station's national DMA percentage) for any non-clearances with exception of live breaking news and preemptions within Baskets
                                 (5 hours per Station in Prime 5 hours per Stations in Sports)

Local Inventory Level:           Consistent with current practices
----------------------

Inventory Management Plan:       Continuation per existing IMP agreement
--------------------------

On-air Network Promotion:        Commitment of such number of GRP's
-------------------------        annually of Network promotion as set forth on
                                 Schedule B, with minimum 40%, maximum 60% allocated to Prime

Compensation:                    See attached Schedule A; payments twice per
-------------                    year

Program Reimbursement:           None from TV Network - NBC Affiliate
----------------------           Promotion plan continues subject to yearly
                                 evaluation, per current practice

Program Development Costs:       Each Station agrees to negotiate with NBC in
--------------------------       good faith to financially support potential
                                 future NBC efforts to secure for the Network major sports and entertainment program opportunities

Station Payments:                Stations' obligations per News Channel
-----------------                Agreement Stations' contributions to NBC
                                 Distribution Costs (incl. Agreement to Genesis funding plan), subject to adjustment by NBC upon notice to Stations

Digital Program Delivery:        Each Station commits, when technically
-------------------------        capable, to deliver all content offered by
                                 NBC (including program-related material) in high definition digital format, without alteration and as provided by NBC; Stations and Group to negotiate with NBC in good faith regarding carriage of multiplexed programming and additional ancillary data beyond program-related material

Confidentiality:                 Group and Stations agree to keep the
----------------                 terms and conditions of this term sheet
                                 strictly confidential except as may be
                                 required by law.  Notwithstanding the
                                 foregoing, neither Group nor any Station shall disclose this term sheet or any provision hereof without at least 2 business days' prior notice to NBC.

                                  SCHEDULE B
                               GRP COMMITMENT

YEAR                                GROUP GRP's*
----                                ------------

2002                                60,000
2003                                61,000
2004                                61,000
2005                                62,000
2006                                62,000
2007                                63,000
2008                                63,000
2009                                64,000
2010                                64,000
2011                                65,000

*Notwithstanding the Group GRP amount, each of WSLS and WSAV have an annual GRP commitment of not less than 7,500 and each of WFLA, KALB and WCBD have an annual GRP commitment of not less than 10,000.

30 Rockefeller Plaza       A Division of
New York, NY  10112        National Broadcasting
212 664-4444               Company, Inc.

NBC TV NETWORK

April 16, 2001

Media General Communications, Inc.
333 East Grace Street
Richmond, VA  23219

                           Re: Term Sheet for Affiliation Agreement
                               ------------------------------------

Ladies and Gentlemen:

         In connection with that certain Letter Agreement for Affiliation (the "Agreement") dated as of the date hereof and effective as of January 1, 2002
 ---------
between Media General Communications, Inc. ("Group") and the NBC Television
                                             -----
Network ("NBC") regarding the affiliation with NBC of television broadcasting
          ---
stations NBC Affiliation of KALB (Alexandria, LA), WCBD (Charleston, SC), WSLS (Roanoke, VA), WSAV (Savannah, GA), and WFLA (Tampa, FL) (each, a "Station" and
                                                                   -------
collectively, "Stations"), Group, the Stations and NBC hereby agree that:
               --------

         1.  Notwithstanding the "Program Clearance" provision of the Agreement,
(a) Stations may preempt:

             (i) For each of the 2002-2007 calendar years, up to X hours of NBC Prime Time Programming collectively in the aggregate with not more than X hours for any one Station, and up to X hours of NBC Sports Programming collectively in the aggregate with not more than X hours for any one Station;

             (ii) For each of the 2008 and 2009 calendar years, up to X hours of NBC Prime Time Programming collectively in the aggregate with not more than X hours for any one Station, and up to X hours of NBC Sports Programming collectively in the aggregate with not more than X hours for any one Station;

             (iii) For the 2010 calendar year, up to X hours of NBC Prime Time Programming collectively in the aggregate with not more than X hours for any one Station, and up to X hours of NBC Sports Programming collectively in the aggregate with not more than X hours for any one Station;

             (iv) For the 2011 calendar year, up to X hours of NBC Prime Time Programming collectively in the aggregate with not more than X hours for any one Station, and up to X hours of NBC Sports Programming collectively in the aggregate with not more than X hours for any one Station.

         (b) The number of hours of preemptions of NBC Prime Time Programming permitted pursuant to this Section 1 for any given calendar year is herein referred to as a "Prime Basket". The

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number of hours of preemptions of NBC Sports Programming permitted pursuant to this paragraph for any given calendar year is herein referred to as a "Sports Basket". Preemptions for live breaking news do not count toward the Baskets. Commercial-free preemptions for debates and charity telethons will count as one-half or one-third (such amount to be determined by the parties) of a preemption. Existing sports contracts listed on Schedule A hereto shall not count as preemptions, but each Station cannot increase its Sports Basket above the 2001 level.

         (c) To the extent that any Station does not broadcast 24 hours per day, such Station shall not be obligated to broadcast the scheduled NBC programming during such times that the Station is "off the air."

         (d) Each Station shall not be required to broadcast more than 583 hours of NBC weekend daytime sports in any given calendar year (the "NBC Sports Limit"). To the extent that NBC exceeds the NBC Sports Limit, any preemption of such programming by a Station shall not count towards the Sports Basket.

         (e) For reference purposes only, the national DMA percentages for the Stations are: WFLA - 1.47%, WSLS - 0.40%, WSAV - 0.26%, WCBD - 0.24%, KALB - 0.08%.

         2. Notwithstanding the "Local Inventory Level" provision of the Agreement, NBC agrees that the average number of thirty-second units available to each Station for local commercial announcements during Prime Time (i.e. 8 pm to 11 pm Monday through Saturday and 7 pm to 11 pm Sunday, Eastern; 7 pm to 10 pm Monday through Saturday and 6 pm to 10 pm Sunday, Central and Mountain) shall be not fewer than 106 per week, not including additional inventory that is part of the IMP or other negotiated plan; provided, that NBC shall be entitled to reduce the Stations' units for national sports programming, Olympics programming, special news coverage and other special events which for reasons beyond NBC's control limits NBC's ability to make time available for local commercial announcements.

         3. For the purpose of determining pursuant to the Definitive Documentation whether the number of hours of local news which a Station broadcasts has materially decreased, the materiality standard shall be whether, for a calendar year, such number has decreased by at least 50% from the 1999-2000 calendar year.

         4.  Notwithstanding the "Programmed Time Periods" provision of the
Agreement: (a) for each Year, each Station shall be entitled to out-of-pattern clearance consistent with current practice for (I) all local news programming and (II) for all non-news programming which such Station is party to a binding agreement as of the date hereof, and only for the duration of such agreement (excluding any renewals or amendments of the term of such agreement), as such current practice is set forth on Exhibit A hereto;

         5. In the event of any conflict between this letter and any other document, including the Agreement, this letter agreement shall govern.

         6. Subject to FCC rules and regulations, Group, the Stations and NBC agree to keep the existence, terms and conditions of this letter agreement strictly confidential. Except as modified by this letter agreement, the Agreement shall remain in full force and effect.

             Please indicate your acceptance of the foregoing by signing in the space indicated below.

                                               Very truly yours,
                                               NBC TELEVISION NETWORK

                                               By:      /s/ John Damiano
                                                        -----------------
                                                        John Damiano
                                                        Executive Vice President
                                                        Affiliate Relations

ACCEPTED AND AGREED:

MEDIA GENERAL COMMUNICATIONS, INC.

By:      /s/ James A. Zimmerman
         ---------------------------
         Name:    James A. Zimmerman
         Title:   President
                  Media General Broadcast Division

                                  SCHEDULE A

                            CURRENT SPORTS CONTRACTS

[To be provided by Media General]

WSLS/Roanoke                                ACC Football

WSAV/Savannah                               Jaguar Pre-season Football
                                            ACC Football
                                            ACC Basketball

WCBD/Charleston                             ACC Football

KALB/Alexandria                             SEC Football
                                            SEC Basketball